UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  06/23/2008

THE PEP BOYS - MANNY MOE & JACK
(Exact name of registrant as specified in its charter)

Commission File Number:  -

PA	23-0962915
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

3111 West Allegheny Avenue, Philadelphia, PA 19132
(Address of principal executive offices, including zip code)

215-430-9000
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.    Regulation FD Disclosure

On June 23, 2008, the Company issued a press release announcing an upcoming investor day to be held at The New York Marriott Marquis Hotel in New York City on June 25, 2008.

The information in this Current Report is being furnished and shall not be deemed "filed" for purposes of Section 18 of the Securities and Exchange Act of 1934, as amended, or otherwise subject to the liaibilites of that Section. The information in this Current Report shall not be incorporated by reference into any registration statement or other document pursuant to Securities Act of 1933, as amended.

Item 9.01.    Financial Statements and Exhibits

Press Release, dated June 23, 2008.

Signature(s)

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE PEP BOYS - MANNY MOE & JACK

Date: June 23, 2008	By:	/s/ Brian D. Zuckerman
Brian D. Zuckerman
VP-General Counsel & Secretary

Exhibit Index

Exhibit No.	Description
EX-99.1	Press release, dated June 23, 2008